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                                                                    Exhibit 10.3

                           J&L SPECIALTY STEEL, INC.
                           1993 STOCK INCENTIVE PLAN
                 (AMENDED AND RESTATED EFFECTIVE JUNE 10, 1997)

     The purposes of the 1993 Stock Incentive Plan (the "Plan") are to promote the long-term success of J&L Specialty Steel, Inc. (the "Corporation") and its Subsidiaries by creating long-term mutuality of interests between Plan participants and stockholders of the Corporation, and to reward such persons by providing an opportunity to acquire shares of the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock").

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be a "disinterested person" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with purposes of the Plan.

     The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision) who share responsibility the management, growth or protection of the business of the Corporation or any Subsidiary (the "Employees") shall be eligible to be granted incentive stock options, nonstatutory stock options(with or without alternative stock appreciation rights) and to receive restricted share awards as described herein. The Chairman of the Board of Directors of the Corporation (the "Chairman") shall be eligible to be granted nonstatutory stock options(with or without alternative stock appreciation rights) and to receive restricted share awards as described herein. The Employees and the Chairman hereinafter are collectively referred to as "Eligible Persons". For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights) and to award restricted shares as described herein and to determine the Eligible Persons to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any Eligible Person, as well as in determining the number of shares covered by each grant of a stock option or award of restricted shares and whether alternative stock appreciation rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the Eligible Person being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued and as to which grants of stock options or awards of restricted stock may be made under the Plan is 2,000,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued upon exercise of such alternative stock appreciation rights. If any shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 4

                  GRANT OF STOCK OPTIONS AND ALTERNATIVE STOCK
              APPRECIATION RIGHTS AND AWARDS OF RESTRICTED SHARES

     The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of the Code, (b) to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem) and (c) to award restricted shares. The Committee also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Alternative stock appreciation rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     During the duration of the Plan, the maximum aggregate number of shares as to which stock options may be granted and as to which restricted shares may be awarded under the Plan to any Eligible Person is fifteen

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percent (15%) of the aggregate number of shares which may be issued under the
Plan, subject to adjustment and substitution as set forth in Section 7. For the purposes of this limitation, any adjustment or substitution made pursuant to
Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to shares already issued under the Plan through awards of restricted shares, or upon the exercise of stock options, shares subject to previously outstanding stock options which have been canceled or have terminated or expired without the exercise of such stock options (or any related alternative stock appreciation rights), and shares which would have been issued under the Plan on the exercise of stock options but for the previous exercise of related alternative stock appreciation rights in lieu of the exercise of such stock options.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(H), or an amendment thereto, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an Employee during any calendar year under all plans of the corporation employing such Employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5

                   TERMS AND CONDITIONS OF STOCK OPTIONS AND
                     ALTERNATIVE STOCK APPRECIATION RIGHTS

     Stock options and alternative stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall be one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I). For purposes of this Section 5(A), an individual
     (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at

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     the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

          (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased, except that
     (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. If authorized by the Committee, in its discretion, the person exercising a stock option and paying the option price in whole or in part with shares may, in lieu of delivering certificates, certify ownership of shares. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of a stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

          (C) Each stock option shall be exercisable at such time or times as the Committee, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation rights to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights

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     granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Common Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares, except that the Corporation shall not pay to any person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of alternative stock appreciation rights any portion of the obligation of the Corporation in cash (except cash in lieu of a fractional share) unless and until six months have elapsed from the date of grant of the alternative stock appreciation rights. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which alternative stock appreciation rights have been granted is exercised, canceled, terminates or expires, the alternative stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

          (E) Unless otherwise determined, in its discretion, by the Committee,
     (i) no stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and (ii) all stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (F) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

             (i) If a grantee ceases to be the Chairman for any reason other than resignation, removal for cause or death, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to ceasing to be the Chairman) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date the grantee ceases to be the Chairman, whichever is the shorter period;

             (ii) If during his or her term of office as the Chairman a grantee resigns from the Board or is removed from office for cause, any then outstanding nonstatutory stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any then outstanding nonstatutory stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within ninety (90) days after the date of resignation or removal, whichever is the shorter period;

             (iii) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

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             (iv) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (v) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (vi) Following the death of a grantee during employment or during service as the Chairman, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

             (vii) Following the death of a grantee after termination of employment or after ceasing to be the Chairman and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

             (viii) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

          (G) If a grantee of a stock option engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or service as the Chairman) which is in competition with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee; provided, however, that this sentence shall not apply if the exercise period of a stock

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     option following termination of employment has been extended as provided in
     Section 8(C). Whether a grantee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

          (H) All stock options and alternative stock appreciation rights shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements, or amendments thereto, need not be identical.

          (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date,
     (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(I) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (J) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance)

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     upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

          (K) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any agreement referred to in Section 5(H) or an amendment thereto, if the J&L Specialty Steel, Inc. Capital Accumulation Plan or any similar or successor plan with respect to the Corporation or its Subsidiaries provides for hardship withdrawals under Treasury Regulation sec.1.401(k)l(d)(2)(iii)(B), any grantee who has made such a hardship withdrawal shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option under the Plan in such a manner and to the extent that the exercise of such stock option would result in an elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec.1.401(k)- l(d)(2)(iii)(B)(3) or any successor regulation thereto.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options and alternative stock appreciation rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

                                   SECTION 6

                TERMS AND CONDITIONS OF RESTRICTED SHARE AWARDS

     Restricted share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Corporation by the Chairman or the Chief Executive Officer and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted shares shall be held by the Corporation in escrow together with related stock powers in blank signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares and unpaid dividends, if any, shall be delivered to the awardee. From the date a restricted share award is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates for the restricted shares and shall have all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other

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distributions paid with respect to the restricted shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

                                   SECTION 7

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options, the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options and the maximum number of shares as to which stock options may be granted and as to which restricted shares may be awarded to any Eligible Person under Section 7, on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution, shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any transaction, shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

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     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) DEFINITIONS.

     For purposes of this Section 8, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

     (2) Beneficial Ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

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

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (5) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 20% or more of the Voting Power of the Corporation;

          (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Corporation; or

          (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction; provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 5(a), (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 5(b) or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 5(c), then no
     Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(5)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other than a grantee referred to in the proviso to

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Section 8(A)(5)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death shall be exercisable for a period of ninety (90) days from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) LAPSE OF RESTRICTIONS ON RESTRICTED SHARE AWARDS.

     Unless the agreement referred to in Section 6, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any Section 8 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions shall lapse upon the occurrence of any such Section 8 Event regardless of the scheduled lapse of such restrictions.

                                   SECTION 9

           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any Eligible Person any right to be granted a stock option (with or without alternative stock appreciation rights) or to be awarded restricted shares under the Plan. Nothing in the Plan, in any stock option or alternative stock appreciation rights granted under the Plan in any restricted share award under the Plan or in any agreement providing for any of the foregoing shall (i) confer any right to any Eligible Person to continue in the employ of the Corporation or any Subsidiary or service of the Corporation, or (ii) interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any Employee at any time or (iii) interfere in any way with the rights of the shareholders of the Corporation or the Board to elect or remove the Chairman.

                                   SECTION 10

                                  WITHHOLDING

     To the extent required by applicable Federal, state, local or foreign law, the person exercising the stock option or alternative stock appreciation right shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

                                   SECTION 11

                            AMENDMENT OR TERMINATION

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) make any changes in the class of employees eligible to receive incentive stock options under the Plan,
(iii) increase the maximum number of shares subject to a stock

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

option or stock options that may be granted and as to which restricted shares may be awarded to any Eligible Person under Section 4 of the Plan or (iv) be made if shareholder approval of the amendment is at the time required to qualify for exemption from Section 16(b) of the 1934 Act or any stock exchange on which the Common Stock may be listed. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option or alternative stock appreciation rights or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be October 26, 1993 and the effective date of the amendment and restatement of the Plan adopted by the Board on March 4, 1997 shall be effective June 10, 1997, provided that such amendment and restatement is approved by a majority of the votes cast at a meeting of the shareholders of the Corporation, duly called, convened and held. No stock option or alternative stock appreciation rights may be granted and no restricted shares may be awarded under the Plan subsequent to March 3, 2007.

ATTEST:

By
   /s/ Kirk F. Vincent
------------------------------------------------------
                                   Secretary

J&L SPECIALTY STEEL, INC.

By
   /s/ C.F. Kronk
------------------------------------------------------
                                   C.F. Kronk
                               Vice Chairman and
                            Chief Executive Officer

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